Exhibit 99.2

ColoEast Bankshares, Inc. and Subsidiaries

Lamar, Colorado

CONSOLIDATED INTERIM FINANCIAL STATEMENTS

June 30, 2016

ColoEast Bankshares, Inc. and Subsidiaries

ColoEast Bankshares, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS ($000 OMITTED)

(Unaudited)

	June 30, 2016	December 31, 2015
ASSETS
Cash and cash equivalents	$21,113	$23,448
Interest bearing deposits	41,876	51,821
Investment securities available for sale	171,102	175,159
Loans and financing leases, net of allowance for loan and lease losses of $5,845 and $7,206, in 2016 and 2015, respectively	458,507	445,960
Loans held for sale	157	121
Accrued interest receivable	7,182	6,932
Premises and equipment, net of accumulated depreciation of $15,919 and $15,879, in 2016 and 2015, respectively	21,159	21,676
Goodwill	11,518	11,518
Other intangible assets, net	118	237
Federal Home Loan Bank securities common stock, at cost	552	552
Cash surrender value of bank owned life insurance policies	8,797	8,673
Investment in ColoEast Capital Trust I and II, at cost	355	355
Deferred tax asset	4,891	4,261
Other assets	5,332	7,885
TOTAL ASSETS	$752,659	$758,598

ColoEast Bankshares, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS ($000 OMITTED)

(Unaudited)

	June 30, 2016	December 31, 2015
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Deposits:
Demand	$162,965	$172,501
NOW accounts	98,746	88,788
Money market deposit accounts	94,741	99,738
Savings	93,335	89,003
Time	209,467	213,750
Total Deposits	659,254	663,780
Accrued interest payable	441	1,615
Federal Home Loan Bank borrowings	—	50
Notes payable	12,435	12,735
Other liabilities	2,391	2,153
Total Liabilities	674,521	680,333
Stockholders' Equity
ColoEast Bankshares, Inc.'s equity:
Preferred stock:
$1,000 par value; 10,000 shares authorized, issued, and outstanding	10,000	10,000
$10,000 par value; 50 shares authorized, issued, and outstanding	500	500
Common stock: No par value; 150,000 shares authorized;
issued and outstanding 103,889 and 103,498 shares at June 30, 2016 and December 31, 2015, respectively	104	103
Additional paid in capital	32,564	32,280
Retained earnings	33,333	31,269
Accumulated other comprehensive income	1,637	886
Total ColoEast Bankshares, Inc.'s Equity	78,138	75,038
Noncontrolling interest in CEB Capital, LLLP and CEB Capital II, LLLP	—	3,227
Total Stockholders' Equity	78,138	78,265
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$752,659	$758,598

ColoEast Bankshares, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF EARNINGS ($000 OMITTED, EXCEPT PER SHARE AMOUNTS)

(Unaudited)

Six Months Ended June 30	2016	2015
Interest Revenue
Interest on interest bearing deposits	$109	$53
Interest and fees on loans	12,976	11,805
Interest on investment securities:
U.S. Government and agency securities	548	712
Mortgage-backed securities	20	31
State and municipal securities	705	714
Total Interest Revenue	14,358	13,315
Interest Expense
Interest on deposits	968	1,073
Interest on other borrowed funds	239	150
Total Interest Expense	1,207	1,223
Net Interest Revenue Before Provision for Loan and Lease Losses	13,151	12,092
Provision for loan and lease losses	628	1
Net Interest Revenue after Provision for Loan and Lease Losses	12,523	12,091
Other Operating Revenue
Service charges on deposit accounts	599	797
Financial strategies commission	118	162
Gain on sale of investment securities	—	26
Card fees	594	576
Other	372	797
Total Other Operating Revenue	1,683	2,358
Net Operating Revenue	$14,206	$14,449

ColoEast Bankshares, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF EARNINGS ($000 OMITTED, EXCEPT PER SHARE AMOUNTS)

(Unaudited)

Six Months Ended June 30	2016	2015
Other Operating Expense
Salaries	$5,824	$5,907
Employee benefits	1,845	1,663
Occupancy	1,018	892
Equipment	921	882
Supplies	124	114
Travel, conventions, and seminars	99	100
Legal and professional fees	658	396
Advertising and promotion	67	67
Postage	145	138
Telephone	263	216
Directors' fees	68	63
Amortization of intangible assets	119	119
Rent	137	146
FDIC assessment	547	514
Loan expense	137	119
Foreclosed real estate writedowns, losses, and expense	637	1,687
Repossession	39	506
Credit/debit card	501	360
Other	104	919
Total Other Operating Expenses	13,253	14,808
Earnings Before Income Taxes	953	(359)
Income tax expense (benefit)	(1,111)	(454)
Net Earnings	2,064	95
Less: Net earnings attributable to noncontrolling interest	—	(54)
Net Earnings Attributable to ColoEast Bankshares, Inc.	$2,064	$41

ColoEast Bankshares, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME ($000 OMITTED)

(Unaudited)

Six Months Ended June 30	2016	2015
Comprehensive Income
Net earnings	$2,064	$41
Other Comprehensive Income - Net of Tax
Unrealized holding gains on available‐for‐sale securities	1,231	120
Reclassification adjustment for gains included in earnings	—	(26)
Income tax effect	(480)	(37)
Total Other Comprehensive Income - Net of Tax	751	57
Total Comprehensive Income	$2,815	$98

ColoEast Bankshares, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY ($000 OMITTED)

(Unaudited)

	Preferred Stock			Additional		Accumulated Other	Non-	Total
	$1,000 par	$10,000 par	Common	Paid-In	Retained	Comprehensive	Controlling	Stockholders'
	Value	Value	Stock	Capital	Earnings	Income	Interest	Equity
Balance - January 1, 2015	$10,000	$500	$103	$31,915	$29,088	$957	$3,111	$75,674
Net earnings	—	—	—	—	41	—	54	95
Other comprehensive income	—	—	—	—	—	57	—	57
Issuance of common stock	—	—	—	365	—	—	—	365
Balance - June 30, 2015	$10,000	$500	$103	$32,280	$29,129	$1,014	$3,165	$76,191
Balance - January 1, 2016	$10,000	$500	$103	$32,280	$31,269	$886	$3,227	$78,265
Net earnings	—	—	—	—	2,064	—	65	2,129
Other comprehensive income	—	—	—	—	—	751	—	751
Issuance of common stock	—	—	1	348	—	—	—	349
Cancellation of common stock	—	—	—	(64)	—	—	—	(64)
Redemption of non-controlling interest	—	—	—	—	—	—	(3,292)	(3,292)
Balance - June 30, 2016	$10,000	$500	$104	$32,564	$33,333	$1,637	$—	$78,138

ColoEast Bankshares, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS ($000 OMITTED)

(Unaudited)

Six Months Ended June 30	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net earnings	$2,129	$95
Adjustments to reconcile net earnings to net cash provided by operating activities:
Provision for loan and lease losses	628	1
Change in loans held for sale	(36)	—
Collections on loans serviced	171	957
Remittances on loans serviced	(169)	(853)
Depreciation	607	515
Amortization of intangible assets	119	119
Deferred income taxes	(1,110)	(455)
Gain on sale of investment securities available for sale	—	(26)
Write-downs and losses on foreclosed real estate	475	1,510
Changes in operating assets and liabilities:
Accrued interest receivable	(250)	(95)
Cash surrender value of bank owned life insurance policies	(124)	(129)
Other assets	(161)	853
Accrued interest payable	(1,174)	104
Other liabilities	229	(671)
Total Adjustments	(795)	1,830
NET CASH PROVIDED BY OPERATING ACTIVITIES	1,334	1,925
CASH FLOWS FROM INVESTING ACTIVITIES
Net change in interest bearing deposits	9,946	28,140
Purchase of investment securities available for sale	(25,184)	(15,514)
Proceeds from sales, maturities, and principal paydowns of investment securities available for sale	30,472	10,322
Net change in loans and financing leases	(14,083)	(12,833)
Proceeds from sales of foreclosed real estate	3,154	456
Purchase of premises and equipment	(101)	(1,228)
NET CASH PROVIDED BY INVESTING ACTIVITIES	$4,204	$9,343
CASH FLOWS FROM FINANCING ACTIVITIES
Net change in deposits	$(4,516)	$(12,188)
Advances from Federal Home Loan Bank borrowings	—	100
Repayment of Federal Home Loan Bank borrowings	(50)	(166)
Payments on notes payable	(300)	(300)
Redemption of noncontrolling interest	(3,292)	—
Proceeds from the sale of common stock	349	365
Cancellation of common stock	(64)	—
NET CASH PROVIDED USED IN FINANCING ACTIVITIES	(7,873)	(12,189)
Net Change in Cash and Cash Equivalents	(2,335)	(921)
Cash and Cash Equivalents - Beginning of Period	23,448	17,063
Cash and Cash Equivalents - End of Period	$21,113	$16,142
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Interest paid	$2,316	$1,368
NONCASH INVESTING ACTIVITIES
Transfer of loans to foreclosed real estate	$906	$70

ColoEast Bankshares, Inc. and Subsidiaries

CONDENSED NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS ($000 OMITTED)

(Unaudited)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations ColoEast Bankshares, Inc. is a bank holding company that owns 100% of the common stock of Colorado East Bank and Trust (the Bank).  The Bank operates under a state bank charter and provides a full range of banking services, primarily serving customers in eastern Colorado and western Kansas.

CEB Capital, LLLP and CEB Capital II, LLLP (the Partnerships) operate as limited liability limited partnerships. The Partnerships used capital contributions derived from the issuance of partnership units to acquire subordinated debentures issued by ColoEast Bankshares, Inc. The majority of the limited partners of the Partnerships are also stockholders of ColoEast Bankshares, Inc. The subordinated debentures were paid off as of June 30, 2016.

The Bank owns 100% of Colorado East Insurance, Inc. which operates as an insurance agency, primarily serving customers in eastern Colorado.

Basis of Consolidation The consolidated financial statements include the accounts of ColoEast Bankshares, Inc., its wholly‐owned bank subsidiary, Colorado East Bank and Trust, including Colorado East Insurance, Inc., and noncontrolling interests in CEB Capital, LLLP and CEB Capital II, LLLP of 0.45% and 0.50%, respectively. The entities are collectively referred as “the Company.” All significant inter‐company accounts and transactions have been eliminated in consolidation.

Basis of Presentation The accompanying unaudited condensed consolidated financial statements of the Company have been prepared in accordance with United States Generally Accepted Accounting Principles (GAAP) for interim financial information. Accordingly, the condensed financial statements do not include all of the information and footnotes required by GAAP for complete financial statements.

In the opinion of management, the accompanying unaudited condensed consolidated financial statements reflect all normal and recurring adjustments considered necessary for a fair presentation. Transactions between the subsidiaries have been eliminated. These condensed consolidated financial statements should be read in conjunction with the Company’s Consolidated Financial Statements with Independent Auditor’s Report for the year ended December 31, 2015. Operating results for the six months ended June 30, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016.

Use of Estimates In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.

Material estimates that are particularly susceptible to significant change in the near‐term relate to the determination of the allowance for loan losses and the valuation of foreclosed real estate. In connection with the determination the allowance for loan losses, management assesses estimated future cash flows from borrowers’ operations and the liquidation of loan collateral.

2.	INVESTMENT SECURITIES

Amortized cost and fair values of investment securities follow:

	Amortized	Gross Unrealized		Fair
June 30, 2016	Cost	Gains	Losses	Value
Securities Available for Sale
U.S. government and agency securities	$118,876	$585	$6	$119,455
Mortgage-backed securities	2,088	41	—	2,129
State and municipal securities	47,454	2,068	4	49,518
Total Securities Available for Sale	$168,418	$2,694	$10	$171,102

ColoEast Bankshares, Inc. and Subsidiaries

CONDENSED NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS ($000 OMITTED)

(Unaudited)

	Amortized	Gross Unrealized		Fair
December 31, 2015	Cost	Gains	Losses	Value
Securities Available-for-Sale
U.S. government and agency securities	$120,487	$135	$145	$120,477
Mortgage-backed securities	4,009	1	37	3,973
State and municipal securities	49,211	1,529	31	50,709
Total Securities Available for Sale	$173,707	$1,665	$213	$175,159

Investment securities with a carrying value of $127,219 and $114,539 at June 30, 2016 and December 31, 2015, respectively, were pledged to collateralize public deposits and for other purposes as required or permitted by law.

The Company realized gains from sales of and early redemptions of investment securities of $0 and $26 for the six months ended June 30, 2016 and June 30, 2015, respectively.

The scheduled maturities of securities, as of a June 30, 2016 reporting date, are as follows:

June 30, 2016	Amortized Cost	Fair Value
Due in 2016	$25,343	$25,379
Due from 2017 to 2020	110,387	111,357
Due from 2021 to 2025	6,524	6,802
Due after 2026	24,076	25,435
Mortgage-backed securities	2,088	2,129
Totals	$168,418	$171,102

Securities with gross unrealized losses, aggregated by investment category and length of time that individual securities have been in a continuous loss position, are as follows:

	Less than 12 Months		12 Months or Greater			Totals
		Gross Unrealized		Gross Unrealized		Gross Unrealized
June 30, 2016	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
U. S. government and agency securities	$5,994	$6	$—	$—	$5,994	$6
Mortgage-backed securities	—	—	—	—	—	—
State and municipal securities	—	—	755	4	755	4
Totals	$5,994	$6	$755	$4	$6,749	$10

	Less than 12 Months		12 Months or Greater			Totals
		Gross Unrealized		Gross Unrealized		Gross Unrealized
December 31, 2015	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
U. S. government and agency securities	$53,369	$145	$—	$—	$53,369	$145
Mortgage-backed securities	—	—	3,963	37	3,963	37
State and municipal securities	2,657	22	1,350	9	4,007	31
Totals	$56,026	$167	$5,313	$46	$61,339	$213

As of June 30, 2016, there were 4 securities that had unrealized losses. Unrealized losses on securities have not been recognized into income because the investments are of high credit quality and management has the intent and ability to hold them for a period of time sufficient to allow for anticipated recovery in fair value. The decline in fair value is largely due to market interest rate conditions, and the fair value is expected to recover as the securities approach their maturity dates and/or market rates decline.

ColoEast Bankshares, Inc. and Subsidiaries

CONDENSED NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS ($000 OMITTED)

(Unaudited)

Risks and Uncertainties

The Company invests in various investment securities. Investment securities are exposed to various risks such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term.

3.	LOANS AND FINANCING LEASES AND ALLOWANCE FOR LOAN AND LEASE LOSSES

Loans consist of the following:	June 30, 2016	December 31, 2015
Agricultural	$104,314	$92,334
Commercial	48,847	52,985
Consumer	6,171	6,569
Real estate	303,082	299,450
Overdrafts	153	134
Overdraft reserve	262	254
Financing leases - net of unearned income	1,680	1,561
Subtotal	464,509	453,287
Less: Allowance for loan and lease losses	(5,845)	(7,206)
Total Loan and Financing Leases	458,664	446,081
Less: Loans held for sale	(157)	(121)
Net Loans and Financing Leases	$458,507	$445,960

The following tables provide information on the Company’s allowance for loan and lease losses by loan class:

June 30, 2016	Agricultural	Commercial	Consumer	Real Estate	Overdrafts	Overdraft Reserve	Financing Leases	Total
Allowance for Loan and Lease Losses
Beginning balance, January 1, 2016	$1,467	$827	$105	$4,758	$9	$12	$28	$7,206
Charge-offs	(55)	(1,796)	(8)	(331)	—	(12)	—	(2,202)
Recoveries	31	91	6	77	—	8	—	213
Net Charge-Offs	(24)	(1,705)	(2)	(254)	—	(4)	—	(1,989)
Provision	(202)	1,602	(30)	(732)	(8)	3	(5)	628
Ending Balance, June 30, 2016	$1,241	$724	$73	$3,772	$1	$11	$23	$5,845

June 30, 2015	Agricultural	Commercial	Consumer	Real Estate	Overdrafts	Overdraft Reserve	Financing Leases	Total
Allowance for Loan and Lease Losses
Beginning balance, January 1, 2015	$844	$1,245	$73	$7,442	$29	$40	$16	$9,689
Charge-offs	(3)	(10)	—	(46)	—	(41)	—	(100)
Recoveries	5	16	—	11	—	16	—	48
Net Charge-Offs	2	6	—	(35)	—	(25)	—	(52)
Provision	5	1,517	(17)	(1,493)	(17)	(1)	7	1
Ending Balance, June 30, 2015	$851	$2,768	$56	$5,914	$12	$14	$23	$9,638

ColoEast Bankshares, Inc. and Subsidiaries

CONDENSED NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS ($000 OMITTED)

(Unaudited)

The following tables provide information on the Company’s allowance for loan and lease losses by allowance methodology:

June 30, 2016	Agricultural	Commercial	Consumer	Real Estate	Overdrafts	Overdraft Reserve	Financing Leases	Total
Allowance for Loan and Lease Losses
Evaluated for loss:
Individually	$—	$143	$—	$166	$—	$—	$—	$309
Collectively	1,241	581	73	3,606	1	11	23	5,536
Total	$1,241	$724	$73	$3,772	$1	$11	$23	$5,845
Loan and Lease Balances
Evaluated for loss:
Individually	$259	$564	$—	$15,531	$—	$—	$—	$16,354
Collectively	104,055	48,283	6,171	287,551	153	262	1,680	448,155
Total	$104,314	$48,847	$6,171	$303,082	$153	$262	$1,680	$464,509

December 31, 2015	Agricultural	Commercial	Consumer	Real Estate	Overdrafts	Overdraft Reserve	Financing Leases	Total
Allowance for Loan and Lease Losses
Evaluated for loss:
Individually	$—	$—	$—	$2,303	$—	$—	$—	$2,303
Collectively	1,467	827	105	2,455	9	12	28	4,903
Total	$1,467	$827	$105	$4,758	$9	$12	$28	$7,206
Loan and Lease Balances
Evaluated for loss:
Individually	$419	$921	$—	$26,336	$—	$—	$—	$27,676
Collectively	91,915	52,064	6,569	273,114	134	254	1,561	425,611
Total	$92,334	$52,985	$6,569	$299,450	$134	$254	$1,561	$453,287

The Company’s credit risk management procedures include assessment of loan quality through the use of an internal loan rating system. Each loan is assigned a rating upon origination and the rating may be revised over the life of the loan as circumstances warrant. The rating system utilizes ten major classification types based on risk of loss, with Grade 1 being the lowest level of risk and Grade 10 being the highest level of risk. Loans internally rated Grade 1 to Grade 6 are considered "Pass" grade loans with low to average level of risk of credit losses. Loans rated Grade 7 are considered "Special Attention" and generally have one or more circumstances that require additional monitoring but do not necessarily indicate a higher level of probable credit losses. Loans rated Grade 8 or higher are loans with circumstances that generally indicate an above average level of risk for credit losses. The following table presents information of the Company’s loans by internal risk rating by category:

June 30, 2016	Grades 1-6	Grade 7	Grades 8-10	Totals
Agricultural	$94,779	$3,575	$5,960	$104,314
Commercial	40,762	7,315	770	48,847
Consumer	6,170	1	—	6,171
Real estate	264,425	11,656	27,001	303,082
Overdrafts	—	153	—	153
Overdraft reserve	—	262	—	262
Financing leases	1,680	—	—	1,680
Total	$407,816	$22,962	$33,731	$464,509

ColoEast Bankshares, Inc. and Subsidiaries

CONDENSED NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS ($000 OMITTED)

(Unaudited)

December 31, 2015	Grades 1-6	Grade 7	Grades 8-10	Totals
Agricultural	$85,725	$5,013	$1,596	$92,334
Commercial	44,636	6,972	1,377	52,985
Consumer	6,560	2	7	6,569
Real estate	256,582	11,812	31,056	299,450
Overdrafts	—	134	—	134
Overdraft reserve	—	254	—	254
Financing leases	1,561	—	—	1,561
Total	$395,064	$24,187	$34,036	$453,287

Non‐accrual loans are those which the Company believes have a higher risk of loss. Loans that are 90 days or more past due, based on the contractual terms of the loan, are classified non‐accrual. Other current loans that the Company does not expect to receive all of the contractual payments on are also classified as non‐accrual. Non‐accrual loans consists primarily of loans greater than 90 days past due. The following tables present information on the Company’s past due and non‐accrual loans by loan class:

	Delinquent and Accruing			Total Past	Non-
			90 Days	Due Loans	Accrual
June 30, 2016	30-59 Days	60-89 Days	or More	Accruing	Loans	Totals
Agricultural	$914	$76	$—	$990	$250	$1,240
Commercial	71	69	—	140	50	190
Consumer	23	11	—	34	—	34
Real estate	1,625	149	—	1,774	508	2,282
Overdrafts	—	—	—	—	—	—
Overdraft reserve	—	—	—	—	—	—
Financing leases	—	—	—	—	—	—
Total	$2,633	$305	$—	$2,938	$808	$3,746

	Delinquent and Accruing			Total Past	Non-
			90 Days	Due Loans	Accrual
December 31, 2015	30-59 Days	60-89 Days	or More	Accruing	Loans	Totals
Agricultural	$447	$—	$—	$447	$408	$855
Commercial	13	60	—	73	616	689
Consumer	58	3	—	61	3	64
Real estate	3,593	271	—	3,864	6,881	10,745
Overdrafts	—	—	—	—	—	—
Overdraft reserve	—	—	—	—	—	—
Financing leases	—	—	—	—	—	—
Total	$4,111	$334	$—	$4,445	$7,908	$12,353

The following tables present information on impaired loans:

	Unpaid	Impaired Loans			Related
	Contractual	Carrying	Without an	With an	Allowance
June 30, 2016	Principal	Amount	Allowance	Allowance	Recorded
Agricultural	$316	$259	$259	$—	$—
Commercial	1,830	564	114	450	143
Consumer	—	—	—	—	—
Real estate	16,013	15,531	13,685	1,846	166
Overdrafts	—	—	—	—	—
Overdraft reserve	—	—	—	—	—
Financing leases	—	—	—	—	—
Totals	$18,159	$16,354	$14,058	$2,296	$309

ColoEast Bankshares, Inc. and Subsidiaries

CONDENSED NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS ($000 OMITTED)

(Unaudited)

	Unpaid	Impaired Loans			Related
	Contractual	Carrying	Without an	With an	Allowance
December 31, 2015	Principal	Amount	Allowance	Allowance	Recorded
Agricultural	$542	$419	$419	$—	$—
Commercial	2,257	921	921	—	—
Consumer	—	—	—	—	—
Real estate	27,718	26,336	12,155	14,181	2,303
Overdrafts	—	—	—	—	—
Overdraft reserve	—	—	—	—	—
Financing leases	—	—	—	—	—
Totals	$30,517	$27,676	$13,495	$14,181	$2,303

	2016		2015
	Average	Interest	Average	Interest
	Loan	Income	Loan	Income
Six Months Ending June 30	Balance	Recognized	Balance	Recognized
Agricultural	$260	$—	$300	$—
Commercial	691	5	2,038	1
Consumer	—	—	1	—
Real estate	15,685	365	23,155	288
Overdrafts	—	—	—	—
Overdraft reserve	—	—	—	—
Totals	$16,636	$370	$25,494	$289

The Company seeks to assist customers that are experiencing financial difficulty by renegotiating loans within lending regulations and guidelines. The concessions granted to certain borrowers include extending the payment due dates, lowering the contractual interest rate, reducing accrued interest, and reducing the debt’s face or maturity amount.

At the time of the restructuring, the loan is evaluated for an asset‐specific allowance for credit losses. The Company continues to specifically reevaluate the loan in subsequent periods, regardless of the borrower’s performance under the modified terms. If a borrower subsequently defaults on the loan after it is restructured, the Company provides an allowance for credit losses for the amount of the loan that exceeds the value of the related collateral.

The Company classified no loan modifications during the six months ended June 30, 2016 or 2015 as troubled debt restructures (TDRs). At June 30, 2016 and December 31, 2015, there were commitments of $0 and $492, respectively, to lend additional funds to a commercial borrower whose loan terms had been modified as a TDR in prior years. As of June 30, 2016 and December 31, 2015, the Company has a related allowance of $62 and $1,847, respectively, recorded against loans classified as TDRs.

The following tables present information on troubled debt restructurings:

	Recorded	Number of
June 30, 2016	Investment	Contracts
Agricultural	$9	1
Commercial	59	1
Consumer	—	—
Real estate	9,895	5
Total	$9,963	7

ColoEast Bankshares, Inc. and Subsidiaries

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	Recorded	Number of
December 31, 2015	Investment	Contracts
Agricultural	$11	1
Commercial	4,871	3
Consumer	64	1
Real estate	8,641	6
Total	$13,587	11

No  loans  classified as troubled debt restructurings were  charged  off  or  defaulted  on  during  the  six  months  ended  June  30,  2016.  Two commercial loans classified as troubled debt restructurings were charged off during the year ended December 31, 2015 totaling $33.

Interest income that would have been realized had these loans not been restructured is not materially different from what is reflected on the consolidated statements of income.

The net investment in direct financing leases consists of the following:

	June 30, 2016	December 31, 2015
Total minimum lease payments receivable	$1,919	$1,767
Unearned income	(239)	(206)
Net Investment	1,680	1,561
Allowance for lease losses	(23)	(28)
Totals	$1,657	$1,533

The following is a schedule of future minimum lease payments required under the above leases:

Twelve Months Ending June 30	Amount
2017	$235
2018	321
2019	272
2020	251
2021	251
Thereafter	589
Total	$1,919

ColoEast Bankshares, Inc. and Subsidiaries

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4.	NOTES PAYABLE

Notes payable consists of the following:

	June 30, 2016	December 31, 2015
Variable rate trust preferred debentures to ColoEast Capital Trust I – requiring payments of accrued interest at a variable rate (2.23% at June 30, 2016). These debentures are subordinated to all debts of Company other than debt owed to CEB Capital, LLLP and CEB Capital II, LLLP and mature in September 2035.	$5,155	$5,155
Variable rate trust preferred debentures to ColoEast Capital Trust II – requiring payments of accrued interest at a variable rate (2.42% at June 30, 2016). These debentures are subordinated to all debts of Company other than debt owed to CEB Capital, LLLP and CEB Capital II, LLLP and mature in March 2037.	6,700	6,700
Term note to Intrust Bank, Wichita, Kansas at 5.50% with a maturity date of April 2017 – collateralized by Colorado East Bank & Trust stock	580	880
Totals	$12,435	$12,735

The note to Intrust Bank was paid in full in July 2016.

The Company has recorded an investment in ColoEast Capital Trust I and II of $355 at June 30, 2016 and December 31, 2015.

In accordance with current tax law and banking regulations, interest expense on the trust preferred debentures is tax deductible and the trust preferred debentures are included as a component  of regulatory capital.

5.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, there are outstanding various commitments and contingent liabilities which are not reflected in the consolidated financial statements. These include letters of credit, items held for collection, operating lease arrangements and unsold travelers' checks, all of which are typical within the banking industry. Management does not anticipate any material loss as a result of these transactions.

6.	EMPLOYEE STOCK OWNERSHIP PLAN AND EMPLOYEE BENEFITS

The Company has established an Employee Stock Ownership Plan (ESOP) with 401(k) provisions for the benefit of the employees. The primary purpose of the ESOP is to enable employees to acquire stock ownership interest in the Bank. Substantially all employees of the subsidiary with greater than one year of service are eligible to participate in the ESOP and the 401(k) plan. The ESOP has a put option that requires the Company to repurchase its stock from participants in the ESOP who are eligible to receive benefits under the terms of the plan and elect to receive cash in exchange for their common stock. There were no shares purchased by the Company during the six months ended June 30, 2016 or year ended December 31, 2015. The 401(k) provisions of the plan provide for a discretionary match by the Company and its subsidiary. The Company did not match any contributions during the six months ended June 30, 2016 or 2015.

The Company reports compensation expense based on the fair value of the shares released from collateral using the most recent valuation available. For the six months ended June 30, 2016 and 2015, the Company committed to release no shares of its common stock and thus, no compensation cost was recognized in these financial statements. Dividends paid on ESOP shares are allocated to participants based on their account balance.

In 2016, the Company filed with the Internal Revenue Service to terminate its ESOP plan.

ColoEast Bankshares, Inc. and Subsidiaries

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The Company is self‐insured for medical claims filed by its employees up to $50 and maintains insurance coverage for medical claims exceeding $50. For the six months ended June 30, 2016 and 2015, the Company paid medical claims of $464 and $1,190, respectively.

7.	REGULATORY CAPITAL

The Company (on a consolidated basis) and the Bank are subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary, actions by regulators that, if undertaken, could have a direct material effect on the Company’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and the Bank must meet specific capital guidelines that involve quantitative measures of the Company's assets, liabilities, and certain off‐balance sheet items as calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors. Prompt corrective action provisions are not applicable to bank holding companies.

As of January 1, 2015, new quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts of ratios of leverage capital, common equity tier 1 capital, tier 1 capital, and total capital. In addition, the Federal Reserve raised the reporting requirements for bank holdings companies from $500,000 to $1,000,000 in total consolidated assets. Beginning in 2015, the Company is no longer required to report capital ratios on a consolidated basis to the Federal Reserve as shown below.

As of June 30, 2016, the Company was adequately capitalized based on total risk under the regulatory framework for prompt corrective action. To remain categorized as adequately capitalized, the Company will have to maintain minimum tier 1 leverage capital, common equity tier 1 risk‐based capital, tier 1 risk‐based capital, and total risk‐ based capital ratios as disclosed in the tables below. There are no conditions or events since the most recent notification that management believes have adversely changed the Company's prompt corrective action category.

The Company is subject to the Basel III regulatory capital framework. Beginning in January 2016, the implementation of the capital conservation buffer was effective for the Company starting at the 0.625% level and increasing 0.625% each year thereafter, until it reaches 2.50% on January 1, 2019. The capital conservation buffer is designed to absorb losses during periods of economic stress and requires increased capital levels for the purpose of capital distributions and other payments. Failure to meet the full amount of the buffer will result in restrictions on the Company’s ability to make capital distributions, including dividend payments and stock repurchases, and to pay discretionary bonuses to executive officers.

The actual and required capital amounts and ratios are as follows:

					To be Well
					Capitalized Under the
			For Capital		Prompt Corrective
	Actual		Adequacy Purposes		Action Provisions
June 30, 2016	Amount	Ratio	Amount	Ratio	Amount	Ratio
Total Risk-Based Capital (to Risk-Weighted Assets) Colorado East Bank & Trust	$77,850	14.75%	$42,220	> 8.00%	$52,775	> 10.00%
Tier 1 Risk-Based Capital (to Risk-Weighted Assets) Colorado East Bank & Trust	$72,005	13.64%	$31,665	> 6.00%	$42,220	> 8.00%
Common Equity Tier 1 Risk-Based Capital (to Risk-Weighted Assets) Colorado East Bank & Trust	$72,005	13.64%	$23,749	> 4.50%	$34,304	> 6.50%
Tier 1 Leverage Capital (to Average Total Assets) Colorado East Bank & Trust	$72,005	9.82%	$29,326	> 4.00%	$36,657	> 5.00%

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					To be Well
					Capitalized Under the
			For Capital		Prompt Corrective
	Actual		Adequacy Purposes		Action Provisions
December 31, 2015	Amount	Ratio	Amount	Ratio	Amount	Ratio
Total Risk-Based Capital (to Risk-Weighted Assets) Colorado East Bank & Trust	$82,966	15.68%	$42,327	>8.00%	$52,908	>10.00%
Tier 1 Risk-Based Capital (to Risk-Weighted Assets) Colorado East Bank & Trust	$76,320	14.42%	$31,745	>6.00%	$42,327	>8.00%
Common Equity Tier 1 Risk-Based Capital (to Risk-Weighted Assets) Colorado East Bank & Trust	$76,320	14.42%	$23,809	>4.50%	$34,390	>6.50%
Tier 1 Leverage Capital (to Average Total Assets) Colorado East Bank & Trust	$76,320	10.46%	$29,191	>4.00%	$36,489	>5.00%

8.	STOCKHOLDERS’ EQUITY

The Company issued two types of preferred stock while under the Troubled Asset Relief Program (the Program) under the direction of the Treasury Department. Participation in the Program limits dividends paid on other equities, limits the deductibility of executive compensation, and places limits on further stock offerings. The senior preferred shares carry a par value of $500 and require the Company to pay a cumulative 5% rate dividend on senior shares for five years, and 9% thereafter compounding quarterly. The non‐senior preferred shares carry a par value of $10,000 and require the Company to pay dividends at a 9% rate, compounding quarterly. The cumulative unpaid preferred dividends totaled $4,456 and $3,809 as of June 30, 2016, and December 31, 2015, respectively.

The common stockholders of the Company have entered into a buy‐sell agreement. Any common stockholder who desires to sell or transfer any shares must first offer the shares to the Company and then to the remaining stockholders before selling or transferring the shares to a third party.

9.	FINANCIAL INSTRUMENTS WITH OFF‐BALANCE SHEET RISK

The Bank is a party to financial instruments with off‐balance‐sheet risk in the normal course of business to meet the financing needs of its customers. The financial instruments include commitments to extend credit and standby letters of credit.

Commitments to extend credit are agreements to lend to a customer so long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's credit‐worthiness on a case‐by‐case basis. The amount of collateral obtained, if deemed necessary, by the Bank upon extension of credit is based on management's credit evaluation of the customer. Collateral held varies, but may include accounts receivable, inventory, property, plant and equipment and real estate.

Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers.

Those instruments involve, to varying degrees, elements of credit  risk in excess  of the amount recognized in the balance sheet. The following summarizes those financial instruments whose contract amounts represent credit risk:

	June 30, 2016	December 31, 2015
Commitments to extend credit	$72,745	$81,880
Commercial and standby letters of credit	$3,540	$5,027

ColoEast Bankshares, Inc. and Subsidiaries

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10.	DISCLOSURES ABOUT FAIR VALUES

Fair  value estimates, methods and assumptions are set forth below for the Company’s financial instruments.

Cash and Cash Equivalents   The carrying amounts reported in the consolidated balance sheets for cash and cash equivalents approximate those assets' fair values.

Interest Bearing Deposits The carrying amounts reported in the consolidated balance sheets for interest bearing deposits approximate those assets’ fair values.

Investment Securities Available for Sale For securities held as investments, fair value equals quoted market price, if available. If a quoted market price is not available, fair value is estimated using quoted market prices  for similar securities. The carrying  amount of  accrued  interest  receivable approximates its fair value due to its short‐term nature. The carrying amount of non‐marketable equity securities approximate their fair values based on their redemption provisions.

Loans and Financing Leases, including Loans Held for Sale The fair value of fixed rate loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities. For variable rate loans, the carrying amount is a reasonable estimate of fair value. For loans where collection of principal is in doubt, an allowance for losses has been estimated. Loans with similar characteristics were aggregated for purposes of the calculations. The carrying amount of accrued interest approximates its fair value due to its short‐term nature.

Federal Home Loan Bank Securities The carrying amounts of these stocks approximate fair value.

Investment in ColoEast Capital Trust I II The carrying amounts approximate fair value.

Deposits The fair value of demand deposits, savings accounts and certain money market deposits is the amount payable on demand at the reporting date. The fair value of fixed‐maturity certificates of deposit is estimated using the rates currently offered for deposits of similar remaining maturities. The carrying amount of accrued interest approximates its fair value due to its short‐term nature.

Federal Home Loan Bank Borrowings and Notes Payable The fair value of existing debt is estimated based on current rates available for debt with similar terms and maturities.

Off‐Balance Sheet Instruments Off‐balance sheet commitments are not addressed for fair value disclosure considerations. Because of the difficulty in assessing and valuing the likelihood of advancing the proceeds of letters of credit and un‐advanced commitments, management believes it is not feasible or practicable to fairly and accurately disclose a fair value of off‐balance sheet commitments.

Limitations: Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from  offering for sale at one time the Company's entire holdings of a particular financial instrument. Because no market exists for a significant portion of the Company's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Fair value estimates are based on existing financial instruments, without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments.

ColoEast Bankshares, Inc. and Subsidiaries

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The estimated fair values of the Company's financial instruments included in the consolidated financial statements are as follows:

June 30, 2016	Carrying Amount	Fair Value
Financial Assets
Cash and cash equivalents	$21,113	$21,113
Interest bearing deposits	$41,875	$41,875
Investment securities available for sale	$171,102	$171,102
Loans and financing leases, including loans held for sale	$458,664	$457,142
Federal Home Loan Bank securities	$552	$552
Accrued interest receivable	$7,182	$7,182
ColoEast Capital Trust I and II	$355	$355
Financial Liabilities
Deposits	$659,264	$659,509
Accrued interest payable	$441	$441
Federal Home Loan Bank borrowings and notes payable	$12,435	$12,435

December 31, 2015	Carrying Amount	Fair Value
Financial Assets
Cash and cash equivalents	$23,448	$23,448
Interest bearing deposits	$51,821	$51,821
Investment securities available for sale	$175,159	$175,159
Loans and financing leases, including loans held for sale	$446,081	$447,099
Federal Home Loan Bank securities	$552	$552
Accrued interest receivable	$6,932	$6,932
ColoEast Capital Trust I and II	$355	$355
Financial Liabilities
Deposits	$663,780	$664,195
Accrued interest payable	$1,615	$1,615
Federal Home Loan Bank borrowings and notes payable	$12,785	$12,785

FASB ASC Topic 820, Fair Value Measurements and Disclosures, defines fair value, establishes a framework for measuring fair value, and provides disclosure requirements regarding fair value measurements. This standard clarifies the principle that fair value should be based on assumptions market participants would use when pricing the asset or liability and establishes a hierarchy that prioritizes information used to develop these assumptions. The hierarchy describes three levels of inputs as follows:

Level 1

Unadjusted quoted prices in active markets for identical assets or liabilities that the entity has the ability to access at the measurement date.

Level 2

Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Such inputs may include quoted prices for similar assets or liabilities in active markets, and inputs other than quoted market prices that are observable for the assets and liabilities such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3

Unobservable inputs for determining fair values of assets and liabilities that reflect an entity’s own assumptions about the assumptions that market participants would use pricing the assets and liabilities.

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A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The following is a description of the valuation methodologies used for instruments measured at fair value, including the general classification of such instruments pursuant to the valuation hierarchy.

Fair values of financial assets measured on a recurring basis are as follows:

June 30, 2016	Fair Value	Level 1	Level 2	Level 3
Available-for-sale securities:
US Government and agency Securities	$119,455	$119,455	$—	$—
Mortgage-backed securities	$2,129	$2,129	$—	$—
State and municipal securities	$49,518	$—	$49,518	$—

December 31, 2015	Fair Value	Level 1	Level 2	Level 3
Available-for-sale securities:
US Government and agency securities	$120,477	$120,477	$—	$—
Mortgage-backed securities	$3,973	$3,973	$—	$—
State and municipal securities	$50,709	$—	$50,709	$—

Valuation methods for instruments measured at fair value on a non‐recurring basis are as follows:

Impaired Loans: Impaired loan adjustments are recorded to reflect the impaired value on the underlying collateral. Collateral values are reviewed on a loan‐by‐loan  basis  through independent appraisals. Appraised values may be discounted based on management’s historical knowledge, changes in market conditions and/or management’s expertise and knowledge of the client and the client’s business. Because many of these inputs are unobservable, the valuations are classified as Level 3.

Foreclosed Real Estate: Foreclosed real estate consist of loan collateral which has been repossessed through foreclosure. This property is initially recorded at the date of foreclosure at the fair value of the collateral less estimated selling costs. Subsequent to foreclosure, valuations are updated periodically and are based upon appraisals, third party price opinions or internal pricing models and are classified at level 3.

The following table represents the Company’s financial instruments that are measured at fair value on a non‐recurring basis at June 30, 2016, and December 31, 2015, allocated to the appropriate fair value hierarchy:

June 30, 2016	Fair Value	Level 1	Level 2	Level 3
Impaired loans	$16,354	$—	$—	$16,354
Foreclosed real estate	$4,407	$—	$—	$4,407

December 31, 2015	Fair Value	Level 1	Level 2	Level 3
Impaired loans	$27,676	$—	$—	$27,676
Foreclosed real estate	$7,130	$—	$—	$7,130

11.	SUBSEQUENT EVENTS

Management has evaluated subsequent events through September 23, 2016, the date on which the financial statements were available to be issued.

On March 6, 2016, the Company entered into a definitive agreement to sell 100% of the Company’s outstanding common stock to Triumph Bancorp, Inc. for cash consideration of $70,000,000. The transaction closed on August 1, 2016.